CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 333-109688) of the Lincoln Benefit Life Variable Annuity Account of our report dated April 12, 2018 relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 333-109688) of our report dated April 2, 2018 relating to the financial statements and financial statement schedules of Lincoln Benefit Life Company which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 12, 2018

Appendix A
Alger Capital Appreciation (Class 1-2)
Alger Growth & Income (Class 1-2)
Alger Large Cap Growth (Class 1-2)
Alger Mid Cap Growth (Class 1-2)
Alger Small Cap Growth (Class 1-2)
Alger Capital Appreciation (Class S)
Alger Large Cap Growth (Class S)
Alger Mid Cap Growth (Class S)
Deutsche Equity 500 Index VIP B
Deutsche Small Cap Index VIP B
Deutsche Bond VIP A
Deutsche Core Equity VIP A
Deutsche CROCI® International VIP A
Deutsche Global Small Cap VIP A
Deutsche Global Income Builder VIP A II
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
Federated Managed Volatility Fund II
VIP Asset Manager
VIP Contrafund
VIP Equity-Income
VIP Government Money Market
VIP Growth
VIP Index 500
VIP Overseas
VIP Asset Manager (Service Class 2)
VIP Contrafund (Service Class 2)
VIP Equity-Income (Service Class 2)
VIP Government Money Market (Service Class 2)
VIP Growth (Service Class 2)
VIP Index 500 (Service Class 2)

VIP Investment Grade Bond (Service Class 2)
VIP Overseas (Service Class 2)
VIT Mid Cap Value
VIT Small Cap Equity Insights
VIT Strategic International Equity
Invesco V.I. American Franchise
Invesco V.I. American Value
Invesco V.I. High Yield
Invesco V.I. Value Opportunities
Invesco V.I. American Franchise II
Invesco V.I. Core Equity II
Invesco V.I. Government Securities II
Invesco V.I. Growth and Income II
Invesco V.I. Mid Cap Core Equity II
Invesco V.I. Mid Cap Growth II
Invesco V.I. Value Opportunities II
JPMorgan IT Small Cap Core Portfolio
Janus Henderson Balanced (Institutional Shares)
Janus Henderson Enterprise (Institutional Shares)
Janus Henderson Flexible Bond (Institutional Shares)
Janus Henderson Forty (Institutional Shares)
Janus Henderson Global Research (Institutional Shares)
Janus Henderson Research (Institutional Shares)
Janus Henderson Balanced (Service Shares)
Janus Henderson Forty (Service Shares)
Janus Henderson Global Research (Service Shares)
Janus Henderson Overseas (Service Shares)
Janus Henderson Mid Cap Value (Service Shares)
Lazard Retirement Emerging Markets Equity
Lazard Retirement International Equity
ClearBridge Variable Large Cap Value Portfolio I
Western Asset Variable Global High Yield Bond Portfolio II
MFS Growth
MFS Investors Trust
MFS New Discovery
MFS Research
MFS Total Return
MFS High Yield (Service Class)
MFS Investors Growth Stock Portfolio (Service Class)
MFS Investors Trust (Service Class)
MFS New Discovery (Service Class)
MFS Total Return (Service Class)
MFS Utilities (Service Class)
MFS Value (Service Class)
Oppenheimer Discovery Mid Cap Growth (SS)
Oppenheimer Global (SS)
Oppenheimer International Growth (SS)
Oppenheimer Main Street Small Cap (SS)
Foreign Bond (US Dollar-Hedged)

PIMCO VIT Real Return
PIMCO VIT Total Return
VT High Yield
VT International Value
Guggenheim VIF Long Short Equity
Rydex VIF NASDAQ-100
T. Rowe Price Equity Income
T. Rowe Price Mid-Cap Growth
T. Rowe Price New America Growth
T. Rowe Price Blue Chip Growth II
T. Rowe Price Equity Income II
T. Rowe Price International Stock
Morgan Stanley VIF Growth
Morgan Stanley VIF Mid Cap Growth
Morgan Stanley VIF Growth (Class II)
Morgan Stanley VIF U.S. Real Estate (Class II)
VanEck VIP Emerging Markets
VanEck VIP Global Hard Assets
Wells Fargo VT Discovery
Wells Fargo VT Opportunity